Exhibit 99.1

Pareto Securities' 16th Annual Oil & Offshore Conference September 2-3, 2009

Trico Group Overview

Trico Group Today Transformed into integrated subsea services provider subsequent to acquisition of DeepOcean and CTC Marine in May 2008 Subsea Services and Subsea Trenching and Protection segments now account for approximately 80% of revenue, EBITDA and cash flow Transitioning away from OSV business Positioned to take advantage of growing subsea market while reducing exposure to declining OSV business Trico is now 80% subsea technology-based and only 20% commodity-type OSV business

Trico Group Today

Subsea Services Spreads Edda Fonn in North Sea working on IMR Edda Fauna in North Sea working on IMR VOS Satisfaction in North Sea Normand Flower in North Sea Edda Flora in North Sea working on IMR CBO Isabella in Brazil Deep Endeavour in Mexico Arbol Grande in Mexico Edda Freya in North Sea working on IMR Northern River in North Sea DeepOcean operates 10 vessels with service spreads (ROVs) worldwide

Subsea Protection Spreads Volantis in Egypt Advancer in North Sea Responder en route to Mediterranean Atlantic Challenger in China Recorder in China Assister in China CTC operates 6 vessels with service spreads mostly outside the North Sea

Specialized Subsea Equipment Rock Trencher Jet Trenching ROV Rock Plough Work Class ROV Observation Class ROV Module Handling System DeepOcean and CTC operate specialized equipment for wide range of underwater applications

In Trico's Subsea Business, Activity Is Expected To Continue To Grow At Double Digit Rates Installed Base - 2003A Through 2013E 2003A - 2013E CAGR = 13% 2008A - 2013E CAGR = 12% Installed base expected to double by end of 2013 as it doubled between 2003 and 2008 - driving stable opex spending Source: Quest Offshore Resources, Inc.

Dramatic Growth In Subsea Capex Spending Global Subsea Tree Orders - 2003A Through 2013E Annual subsea tree orders projected to accelerate over next four years, increasing customer capex spending Source: Quest Offshore Resources, Inc.

Conversely, Global Supply Vessel Count Is Growing While Demand Is Declining Global rig count (active) to decrease 10% from 2008 to 2010 Meanwhile, supply vessel count to increase 15% from 2008 to 2010 Excess supply cannot be absorbed by other "demand drivers" Source: Jefferies Research. Creates Huge Excess Supply

Resulting In A Supply/Demand Imbalance Expected To Last Several Years Pricing/utilization continues to deteriorate - especially for oldest supply vessels On positive note, subsea services and FPSO units driving some additional demand for supply vessels...just not nearly enough In 2009, the supply / demand balance has shifted to excess supply Source: Dibner Maritime Associates, Jefferies Research and Quest Offshore Resources.

Trico's Revenue Mix Since 2008, Trico's emphasis has been on growing subsea services, and revenue mix has shifted significantly toward subsea services

Customer and Geographic Diversification Petrobel BOETC Focusing on subsea services, Trico has diversified its customer base and geographic presence Now has highest percentage of international business of all of its publicly- traded US company peers Trico has integrated its three divisions to successfully bid for projects on joint basis throughout world

Trico's Geographical Expansion By successfully combining marketing resources of DeepOcean, CTC and legacy company, Trico has reduced its exposure to declining North Sea from 48% to 33% and US Gulf of Mexico from 7% to 2%, reducing effect of seasonality Area of greatest expansion is China which is now 21% and is least understood element in offshore industry Recognition among analysts and our competitors that "the upside is outside the North Sea" Distribution of Revenue 2008 ^ 2009

Subsea Customer Coverage Trico Group serves top 10 customers for subsea field development Opportunities to expand services utilizing Trico's infrastructure and vessels and DeepOcean and CTC's expertise and equipment Projected 2009-2011 Subsea Tree Awards - Top 10 Operators Source: Quest Offshore Resources, Inc. Trico Group Customer Relationships Largest installed base of subsea trees Top ten represent approximately 80% of all subsea spending

Strategic Efforts Improving Performance Initial success of these efforts to build subsea and diversify geographically was illustrated by strong 2Q09 results Adjusted EBITDA of $31m resulting from increased utilization and rates Overall EBITDA margin of 17% with combined EBITDA margin in Subsea Services and Subsea Trenching and Protection segments of 21% High utilization has continued into 3Q09 June 30th backlog was approximately $750m providing good visibility into 2H09 and beyond 2009 2010+ Backlog By Year

Liquidity While overall business is improving, Trico has liquidity challenges to meet and continues to work aggressively to address these challenges During 1H09 Completed exchange of approximately $250m of 6.5% Convertible notes for $200m in 8.125% Convertible notes reducing face value of debt outstanding and eliminating potentially $75m in "make-whole" related to early debt conversion Terminated obligation to fund construction of Deep Cygnus, a $100m vessel being built by JV partnership Completed $30m of asset sales with majority of proceeds used to reduce debt For remainder of 2009 and into 2011, reducing debt will be Company's primary objective Continue to target additional OSV asset sales at favorable EBITDA multiples Reassess newbuild capex program based on available liquidity and market demand

Looking Forward Into 2010, Trico will continue to grow the subsea business while maximizing cash flow from OSV business Will transfer additional vessels from OSV business to subsea business to achieve higher margins while reducing OSV market exposure Will continue to bid aggressively for subsea work in China and projected high growth areas of West Africa and Brazil

Trico Group Financials

Balance Sheet and Cash Flow Data

Condensed Income Statement Note: Excludes impact of impairments, impact of financial derivatives, refinancing costs, gains on conversions of debt, amortizations of convertible debt discounts and tax benefit related to change in Norwegian tax law.

Appendix

Reconciliation of Non-GAAP Financial Measure A non-GAAP financial measure is generally defined by the SEC as one that purports to measure historical or future financial performance, financial position or cash flows, but excludes or includes amounts that would not be so adjusted in the most comparable GAAP measures. We measure operating performance based on adjusted EBITDA, a non-GAAP financial measure, which is calculated as earnings (net income or loss) before interest, income taxes, depreciation and amortization, gain (loss) on sales of assets, stock based compensation, other income (loss), impairment on long-lived assets and noncontrolling interest in loss of a consolidated subsidiary. Our measure of adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure. We believe that the GAAP financial measure that adjusted EBITDA most directly compares to is operating income. Because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flows statement data prepared in accordance with GAAP. EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund various capital expenditures. We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity.

Organizational Structure Note: Vessel count excludes 3 leased Crew Boats, 7 leased MSVs and 5 leased Trenching Support Vessels.

Corporate Information Joseph S. Compofelice Chief Executive Officer & Chairman Geoff A. Jones Vice President and Chief Financial Officer This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company's operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward- looking statements. The factors listed in the "Risk Factors" section of our Forms 10-Q and 10-K provide examples of risks, uncertainties and events that may cause the Company's actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement. Forward Looking Statements